Exhibit 10(a)(5)

CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the the inclusion in the Annual Report on Form 20-F of Scitex Corporation Ltd. (“Scitex”) for the fiscal year ended December 31, 2002 (the “Annual Report”), and to the incorporation by reference in the Registration Statement of Scitex on Form S-8 (Registration No. 33-34233, Registration No. 33-46861, Registration No. 33-87614, Registration No. 33-97622, Registration No. 33-97624 and Registration No. 33-39364), of our Report dated February 5, 2003, with respect to the financial statements Jemtex Ink Jet Printing Ltd. as of December 31, 2002.

/s/ Luboshitz Kasierer
Luboshitz Kasierer
An affiliate member of Ernst & Young International

Tel-Aviv, Israel
June 19, 2003